                                                                    EXHIBIT 10.1


                     FOURTH AMENDMENT TO CREDIT AGREEMENT

          This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 28, 2000 (this "Amendment"), is by and among KORN/FERRY INTERNATIONAL,
   -------
a Delaware corporation (the "Borrower"), the undersigned LENDERS (the "Lenders"), the undersigned ISSUING BANKS (the "Issuing Banks"), and MELLON BANK, N.A., a national banking association, as agent for the Lenders under the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Agent").

                                   RECITALS

          A. The Borrower, the Lenders, the Issuing Banks and the Agent are parties to that certain Credit Agreement, dated as of February 8, 1999 (as amended by that certain First Amendment to Credit Agreement dated as of April 15, 1999, that certain Second Amendment to Credit Agreement dated as of December 31, 1999, and that certain Third Amendment to Credit Agreement, dated as of January 27, 2000, and as modified by that certain Letter Agreement (Re: Limited Waiver of Sections 7.6(c)(i) and (ii) of the Credit Agreement), dated as of February 1, 2000, the "Credit Agreement"), pursuant to which the Lenders have agreed, on the terms and subject to the conditions described therein, to make Loans to the Borrower, and the Issuing Banks have agreed, on such terms and subject to such conditions, to issue Letters of Credit for the account of the Borrower.

          B. The Borrower desires an amendment to, among other provisions, the minimum Consolidated Tangible Net Worth covenant in Section 7.1(b) of the Credit Agreement, to the permitted indebtedness covenant in Section 7.3 of the Credit Agreement and to the Quarterly Compliance Certificate reporting requirement in Section 6.1(d) to permit the Borrower and its Subsidiaries to, among other things, incur up to an additional $45,000,000 in the aggregate of unsecured indebtedness in connection with acquisitions and stock redemptions.

          C. The Lenders are willing to so amend the Credit Agreement as set forth below.

                               FOURTH AMENDMENT

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

          SECTION 1.  Amendment to "Consolidated Leverage Ratio" Definition in
                      --------------------------------------------------------
Section 1.1 of the Credit Agreement. The definition of "Consolidated Leverage
-----------------------------------
Ratio" in Section 1.1 of the Credit Agreement is hereby amended by replacing the existing definition in its entirety with a new definition, such new definition to read in its entirety as follows:

              "Consolidated Leverage Ratio" at any time shall mean the ratio of aggregate Indebtedness (other than Indebtedness described in subsection (f) of the definition of that term) of the Borrower and its consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP (including without limitation Capitalized Lease Obligations and Guaranteed Accrued Bonus Obligations) to the Consolidated EBITDA for the four preceding fiscal quarters (which, in the case of calculating on the last day of a fiscal quarter shall mean the four quarters ending on such day).

          SECTION 2.  Global Amendment to Section 6.1 of the Credit Agreement.
                      -------------------------------------------------------
Section 6.1 of the Credit Agreement is hereby amended by replacing, in each instance in which it appears, the phrase "Agent, with a copy for each Issuing Bank and each Lender" with "Agent, and to each Issuing Bank and each Lender".

          SECTION 3.  Amendment to Section 6.1(d) of the Credit Agreement.
                      ---------------------------------------------------
Section 6.1(d) of the Credit Agreement is hereby amended by replacing the existing Section 6.1(d) in its entirety with a new Section 6.1(d), such new
Section 6.1(d) to read in its entirety as follows:

                 (d)  Quarterly Compliance Certificates; Accountant's
                      -----------------------------------------------
          Certificate. The Borrower shall deliver to the Agent, and to each
          -----------
          Issuing Bank and each Lender, a Quarterly Compliance Certificate in substantially the form set forth as Exhibit F hereto, duly completed and signed by a Responsible Officer of the Borrower concurrently with the delivery of the financial statements referred to in subsections
          (a) and (b) of this Section 6.1. Concurrently with the Borrower's delivery of each Quarterly Compliance Certificate covering the last fiscal quarter of each fiscal year of the Borrower, the Borrower also shall deliver to the Agent, and to each Issuing Bank and each Lender,
          (i) a certificate or report dated the date of such Quarterly Compliance Certificate by Arthur Andersen LLP, or other independent certified public accountants of recognized national standing selected by the Borrower and acceptable to the Agent, who opined on the financial statements referred to in subsection (a) of this Section 6.1, that they have reviewed this Agreement and the Quarterly Compliance Certificate and that in making the examination necessary for their certification of such statements and balance sheet they did not become aware of (A) any fact that would lead them to believe that the Quarterly Compliance Certificate is materially inaccurate, or (B) any Event of Default or Potential Default, or if they did become so aware of any such fact or of an Event of Default or Potential Default, such certificate or report shall state such facts or the nature and period of existence of such Event of Default or Potential Default, and
          (ii) a certificate or report dated as of the date of such Quarterly Compliance Certificate by such accountants stating in reasonable detail the information and calculations necessary to establish compliance with the covenants set forth in Section 7.1 of this Agreement.

          SECTION 4.  Amendment to Section 7.1(a) of the Credit Agreement.
                      ---------------------------------------------------
Section 7.1(a) of the Credit Agreement is hereby amended by replacing the existing Section 7.1(a) in its entirety with a new Section 7.1(a), such new
Section 7.1(a) to read in its entirety as follows:

          (a)    Consolidated Leverage Ratio.  As of the end of each fiscal
                 ---------------------------
          quarter of the Borrower (commencing October 31, 2000), the Consolidated Leverage Ratio shall not exceed 2 to 1.

          SECTION 5.  Amendment to Section 7.1(b) of the Credit Agreement.
                      ---------------------------------------------------
Section 7.1(b) of the Credit Agreement is hereby amended by replacing the existing Section 7.1(b) in its entirety with a new Section 7.1(b), such new
Section 7.1(b) to read in its entirety as follows:

          (b)    Minimum Consolidated Tangible Net Worth.  From and after July
                 ---------------------------------------                  ----
          28, 2000, Consolidated Tangible Net Worth shall not be less than the
          --
          sum of (i) $88,000,0000, plus (ii) 75% of the cumulative positive
          Consolidated Net Income from July 28, 2000 until April 30, 2001 and
                                       -------
          for each fiscal year thereafter (without deduction for any loss for any such period), plus (iii) 100% of the Net Cash Proceeds of any issuances of equity by the Borrower from the Closing Date until the last day of such fiscal year of the Borrower.

          SECTION 6.  Amendment to Section 7.3 of the Credit Agreement. Section
                      ------------------------------------------------
7.3 of the Credit Agreement is hereby amended by adding to the end of the current Section 7.3 (after subsection 7.3(f)) a new subsection 7.3(g), such new subsection 7.3(g) to read in its entirety as follows:

          (g) Indebtedness for borrowed money incurred by the Borrower and its Subsidiaries from time to time prior to July 28, 2000; provided that the
                                             -------
     aggregate principal amount of such Indebtedness does not exceed $45,000,000 at any time; and provided further that (1) Borrower provides the Agent, and each Issuing Bank and each Lender, with a copy of each promissory note evidencing such Indebtedness, (2) Borrower and its Subsidiaries shall not be permitted to incur any additional Indebtedness under this Section 7.3(g) after July 28, 2000, (3) that Borrower and its Subsidiaries shall not be
           -------
     permitted to refinance, extend the maturities of or change the interest rate, payment dates, or other payment terms of any Indebtedness incurred by the Borrower or its Subsidiaries under this Section 7.3(g), without the express prior written consent of the Agent, the Issuing Banks and the Lenders, and (4) the Borrower and its Subsidiaries shall not be permitted to otherwise amend, modify or supplement such promissory notes (copies of which were provided to the Agent, the Issuing Banks and the Lenders pursuant to clause (1) above) in any manner, without the express prior written consent of the Agent, the Issuing Banks and the Lenders.

     SECTION 7.  Miscellaneous.
                 -------------

     7.1  Definitions. Capitalized terms used but not otherwise defined in this
          -----------
Amendment have the meanings given to such terms in the Credit Agreement.

     7.2  Effect of Amendment. This Amendment shall become effective as of
          -------------------
January 1, 2000 upon the last to occur of:

     (a) execution and delivery hereof by (i) the Lenders or the Required Lenders as permitted or required by Section 10.3 of the Credit Agreement, (ii) the Borrower, (iii) the Issuing Banks, and (iv) the Agent. The execution below by the Lenders or Required Lenders (as the case may be) and the Issuing Banks shall constitute a direction to the Agent to execute this Amendment;

     (b) payment by the Borrower to the Agent (for the account of the Lenders) of an amendment fee equal to 10 basis points on the total aggregate Commitments of the Lenders (i.e., 10 basis points on $50,000,000).

     (c) delivery by the Borrower to the Agent (with a copy for each Lender) of a certificate of a Responsible Officer of the Borrower certifying that any Indebtedness permitted under subsection 7.3(g) of the Credit Agreement that was incurred prior to the date of this Amendment is unsecured.

     (d) delivery by the Borrower to the Agent, with a counterpart for each Issuing Bank and each Lender, of an incumbency certificate and of true copies of all corporate action taken by the Borrower and each other Loan Party relative to the incurrence of the Indebtedness permitted under Section 7.3(g) of the Credit Agreement that was incurred prior to the date of this Amendment, the execution and delivery of the promissory notes evidencing such Indebtedness and this Amendment; and

          (e) delivery by the Borrower to the Agent, with a counterpart for each Issuing Bank and each Lender, of an opinion addressed to the Agent, each Issuing Bank and each Lender, dated the date of this Amendment, of O'Melveny & Myers, LLP or another law firm acceptable to the Agent, the Issuing Banks and the Lenders, as counsel to each of the Loan Parties, as to the enforceability of the Credit Agreement and the other Loan Documents, as amended, and to the unsecured status of any Indebtedness permitted under subsection 7.3(g) of the Credit Agreement that was incurred prior to the date of this Amendment. Such opinion shall be reasonably satisfactory in form and substance to the Agent, each Issuing Bank and each Lender.

          7.3.    Ratification.  The Credit Agreement, as amended by this
                  ------------
Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect.

          7.4.    Governing Law.  This Amendment shall be governed by and
                  -------------
construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the conflict of law principles thereof.

          7.5.    Counterparts.  This Amendment may be executed in any number of
                  ------------
counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

             [REMAINDER OF THIS PAGE WAS LEFT BLANK INTENTIONALLY]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                          KORN/FERRY INTERNATIONAL

                                          By:     /s/ D.E. Jordan
                                              ----------------------------------
                                          Title:  Sr. Vice President
                                                 -------------------------------

                                          MELLON BANK, N.A., as a Lender, as an
                                          Issuing Bank and as Agent

                                          By:     /s/ John Kates
                                              ----------------------------------
                                          Title:  Vice President
                                                 -------------------------------

                                          BANK OF AMERICA NATIONAL
                                          TRUST AND SAVINGS ASSOCIATION,
                                          as an Issuing Bank and a Lender

                                          By:     /s/ Donald Farris
                                              ----------------------------------
                                          Title:  Sr. Vice President
                                                 -------------------------------